Capital Management	12 Months Ended
Dec. 31, 2019
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Management	CAPITAL MANAGEMENT
The Company's capital management objective is to maintain financial flexibility and sufficient sources of liquidity to execute its capital programs, while meeting short and long-term commitments. Baytex strives to actively manage its capital structure in response to changes in economic conditions. At December 31, 2019, the Company's capital structure was comprised of shareholders' capital, long-term debt, working capital and the bank loan.

Baytex monitors its estimated adjusted funds flow and the level of undrawn credit facilities. The Company's adjusted funds flow depends on a number of factors, including commodity prices, production and sales volumes, royalties, operating expenses, taxes and foreign exchange rates. In order to manage its capital structure and liquidity, Baytex may from time to time issue equity or debt securities, enter into business transactions including the sale of assets or adjust capital spending to manage current and projected debt levels. There is no certainty that any of these additional sources of capital would be available if required.

At December 31, 2019, Baytex was in compliance with all of the covenants contained in the credit facilities and had unused capacity of $523.8 million (December 31, 2018 - $547.7 million).

Baytex considers adjusted funds flow a key measure that provides a more complete understanding of operating performance and the Company's ability to generate funds for capital investments, debt repayment, settlement of abandonment obligations and potential future dividends. Baytex eliminates changes in non-cash working capital, transaction costs, and settlements of abandonment obligations from cash flow from operations as the amounts can be discretionary and may vary from period to period depending on the Company's capital programs and the maturity of its operating areas. The settlement of abandonment obligations are managed through the capital budgeting process which considers available adjusted funds flow. Changes in non-cash working capital are eliminated in the determination of adjusted funds flow as the timing of collection, payment and incurrence is variable and by excluding them from the calculation Baytex is able to provide a more meaningful measure of cash flow on a continuing basis. Transaction costs associated with business combinations (note 4) are excluded from adjusted funds flow as the costs are considered non-recurring and not reflective of the Company's ability to generate adjusted funds flow on an ongoing basis. Adjusted funds flow should not be construed as an alternative to performance measures determined in accordance with IFRS, such as cash flow from operating activities and net income or loss.

Adjusted funds flow does not have any standardized meaning prescribed by IFRS and may not be comparable with the calculation of similar measures for other entities. It is reconciled to the nearest measure determined in accordance with IFRS, cash flow from operating activities, as set forth below.

	Years Ended December 31
	2019	2018
Cash flow from operating activities	$834,939	$485,322
Change in non-cash working capital	52,070	(39,448)
Asset retirement obligations settled	15,417	14,035
Transaction costs	—	13,074
Adjusted funds flow	$902,426	$472,983
The Company believes that net debt assists in providing a more complete understanding of its financial position and provides a key measure to assess liquidity. Net debt is calculated based on the principal amounts of the bank loan and long-term notes outstanding, net of working capital. The current portion of financial derivatives is excluded as the valuation of the underlying contracts is subject to a high degree of volatility prior to the ultimate settlement. Onerous contracts are excluded from net debt as the underlying contracts do not represent an available source of liquidity. The principal amounts of the bank loan and long-term notes outstanding are used in the calculation of net debt as these amounts represent the Company's ultimate repayment obligation at maturity. The carrying amount of debt issue costs associated with the bank loan and long-term notes is excluded on the basis that these amounts have already been paid by Baytex at inception of the contract and do not represent an additional source of liquidity or repayment obligation.

Net debt does not have any standardized meaning prescribed by IFRS and may not be comparable with the calculation of similar measure for other entities. The computation of net debt is set forth below.

	December 31, 2019	December 31, 2018
Bank loan - principal	$506,471	$522,294
Long-term notes - principal	1,337,200	1,596,323
Trade and other payables	207,454	258,114
Cash	(5,572)	—
Trade and other receivables	(173,762)	(111,564)
Net debt	$1,871,791	$2,265,167